TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus, Summary Prospectus and

Statement of Additional Information

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Transamerica Multi-Managed Balanced VP

At a meeting of the Board of Trustees (the “Board”) of Transamerica Multi-Managed Balanced VP (the “portfolio”) held on October 16 and 17, 2013, the Board took certain actions with respect to one of the portfolio’s sub-advisers. The Board approved the recommended termination of BlackRock Financial Management, Inc. as a sub-adviser to the portfolio and also approved a new investment sub-advisory agreement with Aegon USA Investment Management, LLC, an affiliate of Transamerica Asset Management, Inc., as a sub-adviser to the portfolio, subject to approval by the portfolio’s shareholders.

A proxy statement is expected to be mailed in the first quarter of 2014.

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December 6, 2013